[logo] M F S(R)                                          ANNUAL REPORT
INVESTMENT MANAGEMENT                                    MAY 31,2001

[graphic omitted]

                                                    MFS(R) FUNDAMENTAL
                                                           GROWTH FUND

                                                   MFS(R) GEMINI LARGE
                                                          CAP U.S.FUND

                                                MFS(R) GEMINI U.K.FUND

                                          MFS(R) MULTI CAP GROWTH FUND

MFS(R) FUNDAMENTAL GROWTH FUND
MFS(R) GEMINI LARGE CAP U.S. FUND
MFS(R) GEMINI U.K. FUND
MFS(R) MULTI CAP GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
J. Atwood Ives+ -- Chairman and Chief Executive          Mark E. Bradley*
Officer, Eastern Enterprises (diversified                Robert R. Flaherty*
services company)                                        Laura F. Healy*
                                                         Ellen Moynihan*
Lawrence T. Perera+ -- Partner, Hemenway &
Barnes (attorneys)                                       SECRETARY
                                                         Stephen E. Cavan*
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of Business           ASSISTANT SECRETARY
Administration                                           James R. Bordewick, Jr.*

Charles W. Schmidt+ -- Private Investor                  CUSTODIAN
                                                         State Street Bank and Trust Company
Arnold D. Scott* -- Senior Executive Vice
President, Director, and Secretary, MFS                  AUDITORS
Investment Management                                    Deloitte & Touche LLP

Jeffrey L. Shames* -- Chairman and Chief                 INVESTOR INFORMATION
Executive Officer, MFS Investment Management             For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Elaine R. Smith+ -- Independent Consultant               kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
David B. Stone+ -- Chairman, North American              (or leave a message anytime).
Management Corp. (investment adviser)
                                                         INVESTOR SERVICE
INVESTMENT ADVISER                                       MFS Service Center, Inc.
Massachusetts Financial Services Company                 P.O. Box 2281
500 Boylston Street                                      Boston, MA 02107-9906
Boston, MA 02116-3741
                                                         For general information, call toll free:
DISTRIBUTOR                                              1-800-225-2606 any business day from 8 a.m. to
MFS Fund Distributors, Inc.                              8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
CHAIRMAN AND PRESIDENT                                   business day from 9 a.m. to 5 p.m. Eastern
Jeffrey L. Shames*                                       time. (To use this service, your phone must be
                                                         equipped with a Telecommunications Device for
PORTFOLIO MANAGERS                                       the Deaf.)
Dale A. Dutile*
Deborah H. Miller*                                       For share prices, account balances, exchanges,
James M. Perkins*                                        or stock and bond outlooks, call toll free:
Neil D. Wagner*                                          1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
TREASURER
James O. Yost*                                           WORLD WIDE WEB
                                                         www.mfs.com

+ Independent Trustee
* MFS Investment Management

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond markets, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and
    25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

MFS Fundamental Growth Fund

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. On May 1, 2001, Neil D. Wagner became portfolio manager, succeeding Thomas D. Barrett, who had managed the fund since inception.

Under Thomas Barrett's management, the fund invested primarily in large-cap growth stocks. Holdings in health care, insurance, and financial services firms, as well as an underweighting in the technology sector, contributed to performance.

With the change in management on May 1, the principal investment policies of the fund were changed, and the fund's primary focus became stocks of small- and mid-capitalization companies. Our search for investment opportunities is now concentrated primarily on firms with market capitalizations ranging from several hundred million to about 10 billion dollars. As part of this change in the fund's objective, we estimated that about 70% to 80% of our holdings will be replaced with positions in smaller-cap companies.

The fund's prospectus, however, does allow for flexibility in the market caps of our holdings, and we anticipate that an element of our strategy will be to let some of our winners run as they increase in market cap. The fund's prospectus also allows us to take short positions in stocks; as of the end of the period, there were no short positions in the portfolio, but we do anticipate using that capability.

Looking ahead, it appears to us that our primary areas of opportunity in the coming period will be in the health care, energy, and business services sectors. To a lesser extent, we also hope to find selected opportunities in technology stocks.

     Respectfully,

 /s/ Neil D. Wagner

     Neil D. Wagner
     Portfolio Manager

Note to shareholders: Neil D. Wagner became portfolio manager of the fund effective May 1, 2001, replacing Thomas D. Barrett.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

MFS Gemini Large Cap U.S. Fund

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The fund's primary investment objective is to consistently outperform the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500) (an unmanaged but commonly used measure of common stock total return performance) by 1% to 2% per year. Our focus is on the 1000 largest U.S. stocks and any foreign stocks listed in the S&P 500. The fund typically maintains approximately 100 stocks, selected from a rigorous screening process that involves both MFS Original Research(R) and quantitative models. Our long-term growth strategy combined with our risk-controlled portfolio construction results in sector weightings that are neutral to the S&P 500.

In recent months, fund performance suffered from ongoing concerns about economic growth and disappointing earnings announcements from a broad range of companies. The most severe slowdown, however, has been felt in the technology and telecommunications sectors. Despite our belief that we held high-quality names in these sectors with encouraging long-term growth outlooks, many of our tech and telecom holdings suffered double-digit losses during the period in response to the sharp reduction in information technology (IT) spending. Industry leaders such as Cisco, EMC, and Qwest were significant detractors from the fund's performance.

On a more positive note, the fund benefited from strong stock selection among our financial services holdings. A significant position in Bank of America provided a major boost to total return. Other areas that helped performance were broadcast and cable companies such as AOL Time Warner and technology companies such as IBM and Microsoft.

As we enter the second half of the year, we believe equity markets are likely to struggle with a difficult profit outlook in the near term. While economic reports suggested that consumers continued to spend amid mounting layoffs and a sizable negative wealth effect, we think that trend could be running out of steam. Nevertheless, we have placed a fair amount of confidence in the Federal Reserve Board's ability to get the economy back on track. In our view, lower interest rates, tax cuts, and an eventual reduction in excess inventories could get the economy moving again. Once this happens, we believe corporate earnings could improve, which in turn could lead to an increase in capital spending.

     Respectfully,

 /s/ Deborah H. Miller                   /s/ James M. Perkins

     Deborah H. Miller                       James M. Perkins
     Portfolio Manager                       Portfolio Manager

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

MFS Gemini U.K. Fund

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The fund's primary investment objective is to consistently outperform the Financial Times Stock Exchange Index (the FTSE 350) by 1% to 2% per year. The FTSE 350, a sub-index of the FTSE U.K. Series Index, is designed to represent the performance of U.K. companies, providing a measure of the performance of the major capital and industry segments of the U.K. market.

Our focus is on the largest stocks in the United Kingdom. The fund typically maintains 50 to 70 stocks that are selected from a rigorous screening process involving both MFS Original Research(R) and quantitative models. Our long-term growth strategy, combined with our risk-controlled portfolio construction, results in sector weightings that are close to the fund's benchmark.

In tandem with most global equity markets, stocks in the United Kingdom have suffered from persistent concerns about economic growth and an uncertain outlook for corporate earnings. Despite our belief that we held the best- positioned telephone services and wireless phone stocks in the region, telecom stocks were most negatively affected by the slowing economic environment. Holdings that significantly detracted from performance included British Telecom and Vodafone.

The fund benefited, however, from its exposure to retail companies such as MFI Furniture, Safeway and Signet. The fund's performance also benefited from significant positions in the large integrated oil company BP Amoco and the multinational bank Bank of Scotland. All of these holdings boosted fund performance as they benefited from their diversified revenue streams, dominant industry positions, and lower interest rates.

While the economic and interest rate outlook for Europe remains cloudy, we think the prospects for the United Kingdom are more favorable. The Monetary Policy Committee (MPC) in the U.K. reduced interest rates at its May meeting to 5.25%, down from 6.00% at the start of the year. While pockets of the U.K. business environment continue to show weakness, other areas have been prospering, and recent interest rate cuts along with fiscal easing could provide further benefits in our view. As a result, we have continued to find stocks that we think are attractively valued and poised to grow due to positive business fundamentals.

     Respectfully,

 /s/ Deborah H. Miller                   /s/ James M. Perkins

     Deborah H. Miller                       James M. Perkins
     Portfolio Manager                       Portfolio Manager

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

MFS Multi Cap Growth Fund

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The fund is an aggressive growth portfolio. Using bottom-up MFS Original Research(R), we strive to purchase stock in companies that we believe have the potential to grow their earnings in excess of 20% annually.

In searching out investment opportunities, we generally look for stocks that fall into one of four major categories. Our first category is core growth holdings. These are stocks for which Wall Street analysts generally expect high growth and for which our in-house research agrees with the prevailing wisdom. Current examples in the portfolio include Tyco International and Eli Lilly & Co.

Our second category is what we call growth cyclicals. These are companies in industries that we believe are experiencing strong long-term secular growth but that also tend to have cyclical ups and downs -- such as semiconductors and radio broadcasting. Our experience has been that growth cyclical stocks can be strong performers when business is good, but poor performers on the down side of their cycle. Our intent is to buy these stocks when our research indicates the cycle is turning up and sell them when we believe their businesses may be turning down. Examples in the portfolio include Clear Channel Communications, which owns a large number of radio stations, and Viacom, a media conglomerate. Because their revenues are largely dependent on selling advertising, stocks of these firms were hit hard in the market downturn as clients slashed their advertising budgets. We viewed that cyclical downturn as a buying opportunity because we believe these companies may see accelerating earnings if the economy turns upward and advertising expenditures grow again.

Our third category is firms that we feel are undiscovered or unappreciated by Wall Street. Our research has uncovered information about these companies that leads us to believe the market will put a higher valuation on their stock in the future. An example in the portfolio is Sprint PCS. Although we would not call this company undiscovered, we feel the market does not fully appreciate the lead that Sprint PCS has over most of its competitors in the cellular phone industry. Another example in this category is Check Point Software, which we feel is a leader in the Internet security field.

Our final category is turnarounds. These are stocks that we believe in but that the market -- temporarily, in our opinion -- does not. These stocks have dropped significantly on some kind of bad news, such as missed earnings or a product delay. Our research indicates, however, that the problems are temporary in nature; we believe these stocks have been undervalued, offering us a buying opportunity. An example in the fund is Tektronix, which we bought when an earnings disappointment caused the stock to drop sharply. The firm manufactures instrumentation and testing equipment. A large percentage of its business is with telecommunications firms, and the company's earnings were hurt by the dramatic slowdown in the telecom sector. Our research, however, indicates that Tektronix remains financially healthy, and we believe that demand will revive in the long term.

     Respectfully,

 /s/ Dale A. Dutile

     Dale A. Dutile
     Portfolio Manager

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2001
MFS FUNDAMENTAL GROWTH FUND

Stocks - 75.0%
------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
------------------------------------------------------------------------------
U.S. Stocks - 72.0%
  Apparel & Textiles - 0.4%
    Nike, Inc., "B"                                          70      $  2,877
------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                    70      $  3,288
------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.9%
    PNC Financial Services Group Co.                        110      $  7,618
    SouthTrust Corp.                                        200         4,994
                                                                     --------
                                                                     $ 12,612
------------------------------------------------------------------------------
  Biotechnology - 1.6%
    Genentech, Inc.*                                         50      $  2,503
    Guidant Corp.*                                          220         8,261
                                                                     --------
                                                                     $ 10,764
------------------------------------------------------------------------------
  Business Machines - 0.3%
    Texas Instruments, Inc.                                  50      $  1,706
------------------------------------------------------------------------------
  Business Services - 2.4%
    Automatic Data Processing, Inc.                         110      $  5,911
    Fiserv, Inc.*                                           115         6,338
    United Parcel Service, Inc.                              70         4,162
                                                                     --------
                                                                     $ 16,411
------------------------------------------------------------------------------
  Communication Services - 0.4%
    SBA Communications Corp.*                               120      $  2,778
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                   113      $  1,807
------------------------------------------------------------------------------
  Computer Software - Services - 3.9%
    CheckFree Corp.*                                        300      $ 11,628
    Portal Software, Inc.*                                  900         4,806
    SonicWall, Inc.*                                        200         3,292
    Watchguard Technologies, Inc.*                        1,030         6,427
                                                                     --------
                                                                     $ 26,153
------------------------------------------------------------------------------
  Computer Software - Systems - 2.5%
    Adobe Systems, Inc.                                     110      $  4,375
    Cadence Design Systems, Inc.*                           310         6,556
    Comverse Technology, Inc.*                              100         5,800
                                                                     --------
                                                                     $ 16,731
------------------------------------------------------------------------------
  Electronics - 1.0%
    LSI Logic Corp.*                                        140      $  2,563
    Tektronix, Inc.*                                        180         4,412
                                                                     --------
                                                                     $  6,975
------------------------------------------------------------------------------
  Energy - 1.5%
    Devon Energy Corp.                                       40      $  2,329
    Dynegy, Inc.                                            160         7,888
                                                                     --------
                                                                     $ 10,217
------------------------------------------------------------------------------
  Entertainment - 11.8%
    Clear Channel Communications, Inc.*                     300      $ 18,291
    Fox Entertainment Group, Inc.*                          150         3,915
    Gemstar-TV Guide International, Inc.*                   340        12,366
    Harrah's Entertainment, Inc.*                           140         5,120
    Univision Communications, Inc., "A"*                    110         4,810
    USA Networks, Inc.*                                     260         6,723
    Viacom, Inc., "B"*                                      400        23,056
    Walt Disney Co.                                         140         4,427
                                                                     --------
                                                                     $ 78,708
-----------------------------------------------------------------------------
  Financial Institutions - 5.3%
    CIT Group, Inc., "A"                                    100      $  3,970
    FleetBoston Financial Corp.                             180         7,486
    Merrill Lynch & Co., Inc.                               120         7,796
    Morgan Stanley                                          170        11,052
    State Street Corp.                                      100         5,497
                                                                     --------
                                                                     $ 35,801
-----------------------------------------------------------------------------
  Financial Services - 1.0%
    J. P. Morgan Chase & Co.                                140      $  6,881
-----------------------------------------------------------------------------
  Food & Beverage Products - 0.7%
    Quaker Oats Co.                                          50      $  4,793
-----------------------------------------------------------------------------
  Gas - 1.4%
    Praxair, Inc.                                           180      $  9,052
-----------------------------------------------------------------------------
  Healthcare - 1.1%
    HCA-The Healthcare Co.                                  180      $  7,261
-----------------------------------------------------------------------------
  Insurance - 2.4%
    CIGNA Corp.                                              30      $  2,834
    The St. Paul Cos., Inc.                                 120         6,072
    UnumProvident Corp.                                     220         7,130
                                                                     --------
                                                                     $ 16,036
-----------------------------------------------------------------------------
  Medical & Health Products - 2.5%
    Novoste Corp.*                                          800      $ 16,560
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 4.1%
    Applera Corp. - Applied Biosystems Group                140      $  4,306
    Cardinal Health, Inc.                                    55         3,960
    Genzyme Corp.*                                           30         3,208
    IMS Health, Inc.                                        540        15,649
                                                                     --------
                                                                     $ 27,123
-----------------------------------------------------------------------------
  Oil Services - 3.8%
  El Paso Corp.                                              76      $  4,628
  Global Marine, Inc.*                                       90         2,309
  Schlumberger Ltd.                                         110         6,933
  Trico Marine Services, Inc.*                              900        11,655
                                                                     --------
                                                                     $ 25,525
-----------------------------------------------------------------------------
  Oils - 1.6%
    Apache Corp.                                             50      $  2,978
    Santa Fe International Corp.                            110         4,057
    Transocean Sedco Forex, Inc.                             70         3,741
                                                                     --------
                                                                     $ 10,776
-----------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Scripps (E.W.) Howard, Inc., "A"                         70      $  4,722
-----------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    California Pizza Kitchen, Inc.*                         100      $  2,265
    Starwood Hotels & Resorts Co.                           110         4,161
                                                                     --------
                                                                     $  6,426
-----------------------------------------------------------------------------
  Retail - 6.9%
    Costco Wholesale Corp.*                                 540      $ 21,012
    Gap, Inc.                                               150         4,650
    Lowe's Cos., Inc.                                       110         7,648
    Pier 1 Imports, Inc.                                    600         7,050
    Staples, Inc.*                                          410         5,945
                                                                     --------
                                                                     $ 46,305
-----------------------------------------------------------------------------
  Supermarket - 0.9%
    Safeway, Inc.*                                          115      $  5,825
-----------------------------------------------------------------------------
  Technology - 1.3%
    Palm, Inc.*                                           1,500      $  8,445
-----------------------------------------------------------------------------
  Telecommunications - 4.5%
  Amdocs Ltd.*                                               60      $  3,708
  Charter Communications, Inc.*                             140         3,130
  EchoStar Communications Corp.*                            250         7,648
  Inet Technologies, Inc.*                                1,350        10,125
  NTL, Inc.*                                                270         5,802
                                                                     --------
                                                                     $ 30,413
-----------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp., "A"*                                     140      $  5,734
-----------------------------------------------------------------------------
  Transportation - 1.9%
    Fedex Corp.*                                            100      $  4,000
    Offshore Logistics Inc.*                                400         8,432
                                                                     --------
                                                                     $ 12,432
-----------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    NiSource, Inc.                                          200      $  6,260
-----------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    National Fuel Gas Co.                                    70      $  4,001
-----------------------------------------------------------------------------
Total U.S. Stocks                                                    $481,398
-----------------------------------------------------------------------------

Foreign Stocks - 3.0%
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                   180      $  5,263
-----------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                        25      $  1,347
-----------------------------------------------------------------------------
  Switzerland - 2.0%
    Novartis AG (Medical and Health Products)               360      $ 13,674
-----------------------------------------------------------------------------
Total Foreign Stocks                                                 $ 20,284
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $481,903)                             $501,682
-----------------------------------------------------------------------------
Repurchase Agreement - 9.7%
-----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-----------------------------------------------------------------------------
  Merrill Lynch, dated 05/31/01, due 06/01/01,
    total to be received $65,007 (Secured by
    various U.S. Treasury and Federal Agency
    Obligations), at Cost                              $     65      $ 65,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $546,903)                        $566,682
Other Assets, Less Liabilities - 15.3%                                102,490
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $669,172
-----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- May 31, 2001
MFS GEMINI LARGE CAP U.S. FUND

Stocks - 98.2%
-----------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 95.2%
  Aerospace - 1.5%
    Boeing Co.                                               37      $  2,327
    General Dynamics Corp.                                   26         2,015
                                                                     --------
                                                                     $  4,342
-----------------------------------------------------------------------------
  Automotive - 1.3%
    Harley-Davidson, Inc.                                    26      $  1,221
    Visteon Corp.                                           152         2,618
                                                                     --------
                                                                     $  3,839
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 4.7%
    Bank America Corp.                                       89      $  5,273
    PNC Financial Services Group Co.                         52         3,601
    U.S. Bancorp                                            162         3,613
    Washington Mutual, Inc.                                  31         1,104
                                                                     --------
                                                                     $ 13,591
-----------------------------------------------------------------------------
  Business Machines - 2.6%
    International Business Machines Corp.                    68      $  7,602
-----------------------------------------------------------------------------
  Business Services - 1.8%
    Automatic Data Processing, Inc.                          31      $  1,666
    Computer Sciences Corp.*                                 31         1,302
    DST Systems, Inc.*                                       42         2,232
                                                                     --------
                                                                     $  5,200
-----------------------------------------------------------------------------
  Cellular Phones - 0.7%
    Motorola, Inc.                                          141      $  2,073
-----------------------------------------------------------------------------
  Chemicals - 0.8%
    E.I. du Pont de Nemours & Co., Inc.                      52      $  2,413
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 2.0%
    Compaq Computer Corp.                                   126      $  2,015
    Dell Computer Corp.*                                    152         3,702
                                                                     --------
                                                                     $  5,717
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.9%
    Microsoft Corp.*                                        162      $ 11,207
-----------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    Autodesk, Inc.                                           16      $    489
    EMC Corp.*                                               47         1,485
                                                                     --------
                                                                     $  1,974
-----------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Oracle Corp.*                                           110      $  1,683
-----------------------------------------------------------------------------
  Conglomerates - 6.7%
    General Electric Co.                                    278      $ 13,622
    Tyco International Ltd.                                 100         5,745
                                                                     --------
                                                                     $ 19,367
-----------------------------------------------------------------------------
  Consumer Goods & Services - 2.3%
    Gillette Co.                                            121      $  3,500
    Philip Morris Cos., Inc.                                 58         2,982
                                                                     --------
                                                                     $  6,482
-----------------------------------------------------------------------------
  Electronics - 4.7%
    Advanced Micro Devices, Inc.*                            58      $  1,639
    Applied Materials, Inc.*                                 42         2,097
    Arrow Electronics, Inc.*                                 63         1,586
    Avnet, Inc.                                              42         1,035
    Intel Corp.                                             168         4,538
    SCI Systems, Inc.*                                      110         2,597
                                                                     --------
                                                                     $ 13,492
-----------------------------------------------------------------------------
  Entertainment - 2.1%
    AOL Time Warner, Inc.*                                  115      $  6,006
-----------------------------------------------------------------------------
  Financial Institutions - 5.4%
    Citigroup, Inc.                                         178      $  9,122
    Fannie Mae                                               47         3,875
    Freddie Mac                                              31         2,052
    Merrill Lynch & Co., Inc.                                10           650
                                                                     --------
                                                                     $ 15,699
-----------------------------------------------------------------------------
  Financial Services - 2.8%
    J. P. Morgan Chase & Co.                                105      $  5,161
    Lehman Brothers Holdings, Inc.                           42         3,007
                                                                     --------
                                                                     $  8,168
-----------------------------------------------------------------------------
  Food & Beverage Products - 3.5%
    Anheuser-Busch Cos., Inc.                                26      $  1,144
    Coca-Cola Co.                                           100         4,740
    General Mills, Inc.                                      16           678
    PepsiCo., Inc.                                           47         2,104
    Sara Lee Corp.                                           73         1,375
                                                                     --------
                                                                     $ 10,041
-----------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    International Paper Co.                                  16      $    612
    Kimberly-Clark Corp.                                     52         3,143
                                                                     --------
                                                                     $  3,755
-----------------------------------------------------------------------------
    Gas - 0.9%
      Air Products & Chemicals, Inc.                         58      $  2,713
-----------------------------------------------------------------------------
    Industrial - 0.2%
      Republic Services, Inc.*                               31      $    570
-----------------------------------------------------------------------------
    Insurance - 4.7%
      Allstate Corp.                                         37      $  1,666
      American International Group, Inc.                     79         6,399
      John Hancock Financial Services, Inc.                  58         2,297
      MetLife, Inc.                                         100         3,185
                                                                     --------
                                                                     $ 13,547
-----------------------------------------------------------------------------
    Leisure - 0.8%
      Carnival Corp.                                         37      $  1,044
      Royal Caribbean Cruises Ltd.                           52         1,117
                                                                     --------
                                                                     $  2,161
-----------------------------------------------------------------------------
    Machinery - 0.2%
      Deere & Co., Inc.                                      16      $    598
-----------------------------------------------------------------------------
    Medical & Health Products - 6.5%
      Baxter International, Inc.                             74      $  3,654
      Bristol-Myers Squibb Co.                               89         4,827
      Eli Lilly & Co.                                        58         4,913
      Johnson & Johnson Co.                                  21         2,036
      Pfizer, Inc.                                           79         3,388
                                                                     --------
                                                                     $ 18,818
-----------------------------------------------------------------------------
    Medical & Health Technology Services - 0.8%
      Healthsouth Corp.*                                    141      $  1,791
      St. Jude Medical, Inc.*                                10           615
                                                                     --------
                                                                     $  2,406
-----------------------------------------------------------------------------
    Oil Services - 1.8%
      El Paso Corp.                                          47      $  2,862
      Pride International, Inc.*                             84         2,237
                                                                     --------
                                                                     $  5,099
-----------------------------------------------------------------------------
    Oils - 3.4%
      Exxon Mobil Corp.                                      94      $  8,342
      Kinder Morgan, Inc.                                    26         1,437
                                                                     --------
                                                                     $  9,779
-----------------------------------------------------------------------------
    Pharmaceuticals - 4.3%
      Genzyme Corp.*                                         26      $  2,781
      Merck & Co., Inc.                                      89         6,496
      Mylan Laboratories, Inc.                              100         3,181
                                                                     --------
                                                                     $ 12,458
-----------------------------------------------------------------------------
    Printing & Publishing - 0.9%
      Gannett Co., Inc.                                      37      $  2,452
-----------------------------------------------------------------------------
    Railroad - 0.3%
      Burlington Northern Santa Fe Railway Co.               31      $    963
-----------------------------------------------------------------------------
    Restaurants & Lodging - 0.4%
      Brinker International, Inc.*                           52      $  1,277
-----------------------------------------------------------------------------
    Retail - 5.8%
      CVS Corp.                                              58      $  3,184
      Federated Department Stores, Inc.*                     63         2,823
      Gap, Inc.                                              47         1,457
      Office Depot, Inc.*                                   278         2,541
      Sears, Roebuck & Co.                                   52         2,074
      Wal-Mart Stores, Inc.                                  79         4,088
      Walgreen Co.                                           16           643
                                                                     --------
                                                                     $ 16,810
-----------------------------------------------------------------------------
    Special Products & Services - 0.9%
      Pall Corp.                                             26      $    601
      Waters Corp.*                                          37         1,838
                                                                     --------
                                                                     $  2,439
-----------------------------------------------------------------------------
    Supermarket - 0.6%
      Kroger Co.*                                            68      $  1,696
-----------------------------------------------------------------------------
    Telecommunications - 9.5%
      BellSouth Corp.                                        31      $  1,278
      CIENA Corp.*                                           31         1,679
      Cisco Systems, Inc.*                                  210         4,045
      Comcast Corp.,*                                        68         2,785
      Cox Communications, Inc.*                              16           692
      QUALCOMM, Inc.*                                        37         2,247
      Qwest Communications International, Inc.               84         3,086
      SBC Communications, Inc.                              100         4,305
      Sprint Corp.*                                          84         1,848
      Verizon Communications, Inc.                           42         2,304
      WorldCom, Inc.*                                       173         3,086
                                                                     --------
                                                                     $ 27,355
-----------------------------------------------------------------------------
    Transportation - Services - 0.2%
      United Parcel Service, Inc.                            10      $    595
-----------------------------------------------------------------------------
    Utilities - Electric - 2.4%
      AES Corp.*                                             42      $  1,907
      Exelon Corp.                                           31         2,102
      Mirant Corp.*                                          73         2,869
                                                                     --------
                                                                     $  6,878
-----------------------------------------------------------------------------
    Utilities - Gas - 1.2%
      Williams Cos., Inc.                                    84      $  3,310
-----------------------------------------------------------------------------
Total U.S. Stocks                                                    $274,575
-----------------------------------------------------------------------------
Foreign Stocks - 3.0%
    Canada - 0.7%
      Alcan, Inc. (Metals)                                   47      $  2,105
-----------------------------------------------------------------------------
    Netherlands - 2.3%
      Royal Dutch Petroleum Co., ADR (Oils)                  84      $  5,122
      Unilever N.V. (Consumer Products)                      26         1,446
                                                                     --------
                                                                     $  6,568
-----------------------------------------------------------------------------
Total Foreign Stocks                                                 $  8,673
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $291,822)                             $283,248
-----------------------------------------------------------------------------
Short-Term Obligations - 1.4%
-----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-----------------------------------------------------------------------------
  Federal National Mortgage Association,
    due 6/01/01, at Amortized Cost                     $      4      $  4,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $295,822)                        $287,248
Other Assets, Less Liabilities - 0.4%                                   1,279
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $288,527
-----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- May 31, 2001
MFS GEMINI U.K. FUND

Stocks - 98.8%
-----------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-----------------------------------------------------------------------------
  United Kingdom - 98.8%
    Advertising & Broadcasting - 0.8%
      WPP Group PLC*                                        680      $  7,394
-----------------------------------------------------------------------------
    Aerospace & Defense - 1.5%
      Rolls Royce PLC*                                    4,170      $ 14,041
-----------------------------------------------------------------------------
    Banks & Credit Cos. - 16.0%
      Abbey National PLC*                                   442      $  7,607
      Bank of Scotland*                                   1,060        12,022
      Barclays PLC*                                         640        19,190
      HSBC Holdings PLC*                                  3,450        42,944
      Lloyds TSB Group PLC*                                 558         5,538
      Royal Bank of Scotland Group PLC*                   1,860        42,718
      Standard Chartered PLC                              1,240        17,034
                                                                     --------
                                                                     $147,053
-----------------------------------------------------------------------------
    Building Materials - 0.4%
      Blue Circle Industries PLC                            475      $  3,296
-----------------------------------------------------------------------------
    Business Services - 2.9%
      Hays PLC*                                           2,070      $  9,244
      Reuters Group PLC                                   1,225        17,106
                                                                     --------
                                                                     $ 26,350
-----------------------------------------------------------------------------
    Computer Services - 0.4%
      CMG PLC                                               240      $  1,463
      Logica PLC                                            210         2,635
                                                                     --------
                                                                     $  4,098
-----------------------------------------------------------------------------
    Computer Software - 1.3%
      Misys PLC                                           1,190      $  9,498
      Sage Group PLC                                        590         2,384
                                                                     --------
                                                                     $ 11,882
-----------------------------------------------------------------------------
    Consumer Goods & Services - 0.9%
      Reckitt Benckiser PLC                                 660      $  8,730
-----------------------------------------------------------------------------
    Electronics - 1.4%
      Invensys PLC*                                       2,210      $  4,449
      Premier Farnell PLC                                 1,750         8,386
                                                                     --------
                                                                     $ 12,835
-----------------------------------------------------------------------------
    Entertainment - 2.4%
      Bass PLC                                              850      $  9,375
      EMI Group PLC                                         260         1,626
      Granada PLC                                         4,625        11,114
                                                                     --------
                                                                     $ 22,115
-----------------------------------------------------------------------------
    Financial Services - 2.0%
      Amvescap PLC                                          320      $  5,811
      Euromoney Institutional Investor PLC                  591         3,584
      Old Mutual PLC                                      4,100         9,024
                                                                     --------
                                                                     $ 18,419
-----------------------------------------------------------------------------
    Food & Beverage Products - 3.4%
      Compass Group PLC*                                    990      $  7,312
      Diageo PLC*                                         2,233        24,060
                                                                     --------
                                                                     $ 31,372
-----------------------------------------------------------------------------
    Furniture & Home Appliances - 1.3%
      MFI Furniture Group                                 6,420      $ 11,495
-----------------------------------------------------------------------------
    Gaming - 1.0%
      Hilton Group PLC                                    2,715      $  9,498
-----------------------------------------------------------------------------
    Insurance - 3.6%
      CGNU PLC*                                           1,820      $ 23,841
      Royal & Sun Alliance Insurance Group PLC*           1,340         8,805
                                                                     --------
                                                                     $ 32,646
-----------------------------------------------------------------------------
    Medical & Health Products - 12.5%
      AstraZeneca Group PLC                                 790      $ 37,239
      GlaxoSmithKline PLC                                 2,110        57,195
      Nycomed Amersham PLC                                1,137         8,946
      Smith & Nephew PLC*                                 2,483        11,476
                                                                     --------
                                                                     $114,856
-----------------------------------------------------------------------------
    Metals & Minerals - 3.0%
      Anglo American PLC                                    880      $ 14,185
      Bodycote International PLC                          2,091         7,974
      Rio Tinto PLC*                                        250         4,980
                                                                     --------
                                                                     $ 27,139
-----------------------------------------------------------------------------
    Oils - 11.1%
      BP Amoco PLC*                                       9,200      $ 81,127
      Shell Transport & Trading Co. PLC*                  2,400        20,772
                                                                     --------
                                                                     $101,899
-----------------------------------------------------------------------------
    Printing & Publishing - 2.4%
      Reed International PLC                              2,150      $ 18,623
      United Business Media PLC*                            329         3,335
                                                                     --------
                                                                     $ 21,958
-----------------------------------------------------------------------------
    Railroad - 0.6%
      Railtrack Group PLC*                                  867      $  5,230
-----------------------------------------------------------------------------
    Retail - 3.7%
      Great Universal Stores PLC                            800      $  6,714
      Matalan PLC                                           800         5,262
      NEXT PLC                                              372         5,158
      Signet Group PLC                                   10,468        11,353
      Tesco PLC*                                          1,484         5,239
                                                                     --------
                                                                     $ 33,726
-----------------------------------------------------------------------------
    Supermarket - 1.6%
      Safeway PLC                                         2,670      $ 14,516
-----------------------------------------------------------------------------
    Telecommunications - 10.7%
      British Telecommunications PLC*                     3,570      $ 22,016
      COLT Telecom Group PLC                                230         2,397
      Spirent PLC*                                          714         2,710
      Vodafone Group PLC*                                27,629        70,995
                                                                     --------
                                                                     $ 98,118
-----------------------------------------------------------------------------
    Tobacco - 3.0%
      British American Tobacco PLC                        2,160      $ 16,536
      Imperial Tobacco Group PLC                          1,010        10,968
                                                                     --------
                                                                     $ 27,504
-----------------------------------------------------------------------------
    Transportation - Services - 1.0%
      Stagecoach Holdings PLC                             9,279      $  8,912
-----------------------------------------------------------------------------
    Utilities - 8.4%
      AWG PLC                                             1,250      $  9,977
      Centrica PLC                                        4,400        15,236
      Innogy Holdings PLC                                 4,176        13,336
      Scottish & Southern Energy PLC                      1,430        12,934
      Scottish Power PLC                                  2,110        15,286
      United Utilities PLC                                1,090        10,276
                                                                     --------
                                                                     $ 77,045
-----------------------------------------------------------------------------
    Venture Capital - 1.5%
      3I Group PLC*                                         780      $ 13,436
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $996,112)                             $905,563
-----------------------------------------------------------------------------
Rights - 0.2%
-----------------------------------------------------------------------------
  British Telecommuncations PLC
    (Telecommunications)*
    (Identified Cost, $0)                                 1,071      $  2,027
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $996,112)                        $907,590
Other Assets, Less Liabilities - 1.0%                                   9,419
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $917,009
-----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- May 31, 2001

MFS MULTI CAP GROWTH FUND

Stocks - 99.6%
-----------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 91.1%
  Automotive - 2.3%
    Harley-Davidson, Inc.                                   190      $  8,924
-----------------------------------------------------------------------------
    Biotechnology - 3.8%
      Genentech, Inc.*                                      100      $  5,005
      Guidant Corp.*                                        120         4,506
      Pharmacia Corp.                                       100         4,856
                                                                     --------
                                                                     $ 14,367
-----------------------------------------------------------------------------
    Business Machines - 3.0%
      Affiliated Computer Services, Inc., "A"*              104      $  7,514
      Sun Microsystems, Inc.*                               234         3,854
                                                                     --------
                                                                     $ 11,368
-----------------------------------------------------------------------------
    Business Services - 8.0%
      Automatic Data Processing, Inc.                        99      $  5,320
      BEA Systems, Inc.*                                     35         1,256
      Computer Sciences Corp.*                              100         4,199
      Concord EFS, Inc.                                      20         1,014
      DST Systems, Inc.*                                    110         5,846
      First Data Corp.                                       96         6,299
      Fiserv, Inc.*                                          74         4,078
      Robert Half International, Inc.*                       84         2,369
                                                                     --------
                                                                     $ 30,381
-----------------------------------------------------------------------------
    Cellular Phones - 2.4%
      Sprint Corp. (PCS Group)*                             280      $  6,160
      Western Wireless Corp.                                 75         2,990
                                                                     --------
                                                                     $  9,150
-----------------------------------------------------------------------------
    Communication Services - 1.4%
      SBA Communications Corp.*                             222      $  5,139
-----------------------------------------------------------------------------
    Computer Software - Personal Computers - 2.0%
      Microsoft Corp.*                                      110      $  7,610
-----------------------------------------------------------------------------
    Computer Software - Services - 1.5%
      EMC Corp.*                                            136      $  4,297
      Netegrity, Inc.*                                       36         1,219
                                                                     --------
                                                                     $  5,516
-----------------------------------------------------------------------------
    Computer Software - Systems - 7.8%
      Cadence Design Systems, Inc.*                         210      $  4,441
      Comverse Technology, Inc.*                             85         4,930
      E Piphany, Inc.*                                      141         1,770
      Exodus Communications, Inc.*                          170         1,348
      Extreme Networks, Inc.*                                58         1,717
      Oracle Corp.*                                         286         4,376
      Rational Software Corp.*                              183         4,410
      VERITAS Software Corp.*                               104         6,855
                                                                     --------
                                                                     $ 29,847
-----------------------------------------------------------------------------
    Conglomerates - 5.4%
      Tyco International Ltd.                               360      $ 20,682
-----------------------------------------------------------------------------
    Consumer Goods & Services - 0.4%
      Cintas Corp.                                           30      $  1,399
-----------------------------------------------------------------------------
    Electrical Equipment - 0.7%
      QLogic Corp.*                                          50      $  2,551
-----------------------------------------------------------------------------
    Electronics - 6.4%
      Altera Corp.*                                          64      $  1,536
      Analog Devices, Inc.*                                 159         7,083
      Applied Micro Circuits Corp.*                          61         1,102
      Atmel Corp.*                                          100         1,110
      Flextronics International Ltd.*                       190         4,794
      Tektronix, Inc.                                       165         4,044
      Xilinx, Inc.                                          115         4,744
                                                                     --------
                                                                     $ 24,413
-----------------------------------------------------------------------------
    Energy - 1.8%
      Dynegy, Inc.                                          140      $  6,902
-----------------------------------------------------------------------------
    Entertainment - 6.3%
      Clear Channel Communications, Inc.*                   175      $ 10,670
      Univision Communications, Inc., "A"                    65         2,842
      Viacom, Inc., "B"                                     180        10,375
                                                                     --------
                                                                     $ 23,887
-----------------------------------------------------------------------------
    Financial Institutions - 5.6%
      Freddie Mac                                           105      $  6,951
      Goldman Sachs Group, Inc.                              50         4,755
      Lehman Brothers Holdings, Inc.                         60         4,297
      State Street Corp.                                    100         5,497
                                                                     --------
                                                                     $ 21,500
-----------------------------------------------------------------------------
    Insurance - 2.4%
      CIGNA Corp.                                            53      $  5,007
      The St. Paul Cos., Inc.                                85         4,301
                                                                     --------
                                                                     $  9,308
-----------------------------------------------------------------------------
    Internet - 0.4%
      Akamai Technologies, Inc.*                            160      $  1,653
-----------------------------------------------------------------------------
    Medical & Health Products - 3.3%
      American Home Products Corp.                          110      $  6,963
      Eli Lilly & Co.                                        67         5,675
                                                                     --------
                                                                     $ 12,638
-----------------------------------------------------------------------------
    Medical & Health Technology Services - 4.4%
      Applera Corp. - Applied Biosystems Group              120      $  3,691
      Express Scripts, Inc.*                                 65         6,275
      IMS Health, Inc.                                      120         3,478
      Laboratory Corporation of America Holdings*            25         3,506
                                                                     --------
                                                                     $ 16,950
-----------------------------------------------------------------------------
    Oil Services - 4.2%
      BJ Services Co.*                                       45      $  3,375
      Cooper Cameron Corp.*                                  55         3,810
      El Paso Corp.                                          86         5,238
      Global Marine, Inc.*                                  138         3,540
                                                                     --------
                                                                     $ 15,963
-----------------------------------------------------------------------------
    Oils - 3.0%
      Grant Pride Co., Inc.*                                 90      $  2,027
      Santa Fe International Corp.                          113         4,167
      Transocean Sedco Forex, Inc.                           95         5,078
                                                                     --------
                                                                     $ 11,272
-----------------------------------------------------------------------------
    Pharmaceuticals - 0.8%
      Andrx Group*                                           45      $  3,046
-----------------------------------------------------------------------------
    Retail - 3.7%
      CVS Corp.                                             140      $  7,686
      Home Depot, Inc.                                       43         2,120
      Lowe's Cos., Inc.                                      61         4,241
                                                                     --------
                                                                     $ 14,047
-----------------------------------------------------------------------------
    Supermarket - 1.5%
      Safeway, Inc.*                                        115      $  5,825
-----------------------------------------------------------------------------
    Telecommunications - 8.6%
      Allegiance Telecom, Inc.*                             130      $  2,007
      Charter Communications, Inc.*                         340         7,602
      CIENA Corp.*                                           80         4,332
      Cisco Systems, Inc.*                                  180         3,467
      EchoStar Communications Corp.*                        221         6,760
      Tekelec Co.                                           160         5,355
      Time Warner Telecom, Inc.                              80         3,276
                                                                     --------
                                                                     $ 32,799
-----------------------------------------------------------------------------
Total U.S. Stocks                                                    $347,137
-----------------------------------------------------------------------------
  Foreign Stocks - 8.5%
    Bermuda - 1.2%
      Tycom Ltd. (Utilities - Telephone)*                   263      $  4,681
                                                                     --------
    Canada - 2.7%
      Biovail Corp. (Pharmaceuticals)*                      170      $  6,652
      Celestica Inc. (Business Services)*                    70         3,500
                                                                     --------
                                                                     $ 10,152
                                                                     --------
    Finland - 1.1%
      Nokia Corp., ADR (Telecommunications)                 145      $  4,240
                                                                     --------
    Israel - 1.5%
      Check Point Software Technologies Ltd. (Computer
        Software - Services)*                               106      $  5,709
                                                                     --------
    Switzerland - 2.0%
      Novartis AG (Medical and Health Products)             200      $  7,597
-----------------------------------------------------------------------------
Total Foreign Stocks                                                 $ 32,379
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $409,514)                             $379,516
-----------------------------------------------------------------------------

Repurchase Agreement - 3.1%
-----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)         VALUE
-----------------------------------------------------------------------------
      Merrill Lynch, dated 5/31/01, due 6/01/01,
        total to be received $12,001 (secured by
        various U.S. Treasury obligations), at Cost    $     12      $ 12,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $421,514)                        $391,516
Other Assets, Less Liabilities - (2.7)%                               (10,291)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $381,225
-----------------------------------------------------------------------------
Portfolio Footnotes:

*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
----------------------------------------------------------------------------------------------------------------------------
                                                                         MFS GEMINI
                                                  MFS FUNDAMENTAL         LARGE CAP           MFS GEMINI       MFS MULTI CAP
MAY 31, 2001                                          GROWTH FUND         U.S. FUND            U.K. FUND         GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $546,903, $295,822, $996,112, and
    $421,514, respectively)                           $   566,682        $   287,248         $   907,590         $   391,516
  Cash                                                        443                904                --                   471
  Foreign currency, at value (identified cost,
    $4,871, $--, $7,469, and $51,
    respectively)                                           4,855               --                 7,379                  49
  Receivable for investments sold                         142,030               --                  --                 2,797
  Interest and dividends receivable                           614                383               3,415                 105
                                                      -----------        -----------         -----------         -----------
    Total assets                                      $   714,624        $   288,535         $   918,384         $   394,938
                                                      -----------        -----------         -----------         -----------
Liabilities:
  Payable to custodian                                $      --          $      --           $     1,344         $      --
  Payable for investments purchased                        44,994               --                  --                13,692
  Payable to affiliates -
    Management fee                                             14                  6                  25                  16
    Reimbursement fee                                           6                  2                   6                   5
  Interest expense on loans                                   199               --                  --                  --
  Payable for dividends                                       239               --                  --                  --
                                                      -----------        -----------         -----------         -----------
    Total liabilities                                 $    45,452        $         8         $     1,375         $    13,713
                                                      -----------        -----------         -----------         -----------
Net assets                                            $   669,172        $   288,527         $   917,009         $   381,225
                                                      ===========        ===========         ===========         ===========
Net assets consist of:
  Paid-in capital                                     $   531,704        $   303,800         $ 1,000,200         $   420,492
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                      19,762             (8,574)            (88,641)            (30,000)
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                          117,706             (7,188)             (1,295)             (9,267)
  Accumulated undistributed net investment
    income                                                   --                  489               6,745                --
                                                      -----------        -----------         -----------         -----------
    Total                                             $   669,172        $   288,527         $   917,009         $   381,225
                                                      ===========        ===========         ===========         ===========
Shares of beneficial interest outstanding:                 60,050             30,433             100,020              42,487
                                                      ===========        ===========         ===========         ===========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial
      interest outstanding)                           $     11.14        $      9.48         $      9.17         $      8.97
                                                      ===========        ===========         ===========         ===========
  Offering price per share
    (100 / 94.25 of net asset value per share)        $     11.82        $     10.06         $      9.73         $      9.52
                                                      ===========        ===========         ===========         ===========

On sales of $100,000, $50,000, $100,000, and $50,000, respectively, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
----------------------------------------------------------------------------------------------------------------------------
                                                                         MFS GEMINI
                                                  MFS FUNDAMENTAL         LARGE CAP           MFS GEMINI       MFS MULTI CAP
PERIOD ENDED MAY 31, 2001*                            GROWTH FUND         U.S. FUND            U.K. FUND         GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                         $     2,065        $     1,364         $    12,253         $       444
    Interest                                                  797                347               1,374                 423
    Foreign taxes withheld                                    (37)               (17)             (1,225)                (12)
                                                      -----------        -----------         -----------         -----------
      Total investment income                         $     2,825        $     1,694         $    12,402         $       855
                                                      -----------        -----------         -----------         -----------
  Expenses -
    Management fee                                    $     2,344        $       904         $     3,930         $     1,208
    Shareholder servicing agent fee                           313                121                 393                 160
    Distribution and service fee                            1,080                423               1,375                 560
    Administrative fee                                         54                 21                  68                  28
    Custodian fee                                             863                713               1,342                 827
    Printing                                                7,607              6,991               7,016               5,295
    Postage                                                   460                105                 105                 196
    Auditing fees                                           9,500              9,000               9,500               9,500
    Legal fees                                                724              1,832               1,479                 384
    Interest expense                                          345               --                  --                  --
    Dividend expense short                                    239               --                  --                  --
    Registration fees                                       4,431              4,400               4,456               4,400
    Miscellaneous                                             791              1,115               1,464                 924
                                                      -----------        -----------         -----------         -----------
      Total expenses                                  $    28,751        $    25,625         $    31,128         $    23,482
    Fees paid indirectly                                     (115)               (40)                (71)                (59)
    Reduction of expenses by investment adviser
      and distributor                                     (25,073)           (24,380)            (26,145)            (21,812)
                                                      -----------        -----------         -----------         -----------
      Net expenses                                    $     3,563        $     1,205         $     4,912         $     1,611
                                                      -----------        -----------         -----------         -----------
        Net investment income (loss)                  $      (738)       $       489         $     7,490         $      (756)
                                                      -----------        -----------         -----------         -----------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) -
  Investment transactions                             $    91,833        $    (7,188)        $    (1,295)        $    (9,267)
  Short sales                                              26,638               --                  --                  --
  Foreign currency transactions                               (27)              --                  (745)                (11)
                                                      -----------        -----------         -----------         -----------
    Net realized gain (loss) on investments
      and foreign currency transactions               $   118,444        $    (7,188)        $    (2,040)        $    (9,278)
                                                      -----------        -----------         -----------         -----------
  Change in unrealized appreciation (depreciation) -
Investments                                           $    19,779        $    (8,574)        $   (88,522)        $   (29,998)
Translation of assets and liabilities in
  foreign currencies                                          (17)              --                  (119)                 (2)
                                                      -----------        -----------         -----------         -----------
  Net unrealized gain (loss) on investments
    and
    foreign currency translation                      $    19,762        $    (8,574)        $   (88,641)        $   (30,000)
                                                      -----------        -----------         -----------         -----------
    Net realized and unrealized gain (loss)
      on investments and foreign currency             $   138,206        $   (15,762)        $   (90,681)        $   (39,278)
                                                      -----------        -----------         -----------         -----------
      Increase (decrease) in net assets
        from operations                               $   137,468        $   (15,273)        $   (83,191)        $   (40,034)
                                                      ===========        ===========         ===========         ===========

*For the period from the commencement of the funds' investment operations, December 29, 2000, through May 31, 2001.

See notes to financial statements.

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                         MFS GEMINI
                                                  MFS FUNDAMENTAL         LARGE CAP           MFS GEMINI       MFS MULTI CAP
PERIOD ENDED MAY 31, 2001*                            GROWTH FUND         U.S. FUND            U.K. FUND         GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                        $      (738)       $       489         $     7,490         $      (756)
  Net realized gain (loss) on investments and
    foreign currency transactions                         118,444             (7,188)             (2,040)             (9,278)
  Net unrealized gain (loss) on investments
    and foreign currency translation                       19,762             (8,574)            (88,641)            (30,000)
                                                      -----------        -----------         -----------         -----------
      Increase (decrease) in net assets from
        operations                                    $   137,468        $   (15,273)        $   (83,191)        $   (40,034)
                                                      -----------        -----------         -----------         -----------
Net increase in net assets from fund
  share transactions                                  $   531,704        $   303,800         $ 1,000,200         $   421,259
                                                      -----------        -----------         -----------         -----------
      Total increase in net assets                    $   669,172        $   288,527         $   917,009         $   381,225
Net assets:
  At beginning of period                                     --                 --                  --                  --
                                                      -----------        -----------         -----------         -----------
  At end of period (including accumulated
    undistributed net investment income of
    $0, $489, $6,745, and $0, respectively)           $   669,172        $   288,527         $   917,009         $   381,225
                                                      ===========        ===========         ===========         ===========

*For the period from the commencement of the funds' investment operations, December 29, 2000, through May 31, 2001.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                         MFS GEMINI
                                                  MFS FUNDAMENTAL         LARGE CAP           MFS GEMINI       MFS MULTI CAP
PERIOD ENDED MAY 31, 2001*                            GROWTH FUND         U.S. FUND            U.K. FUND         GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $     10.00        $     10.00         $     10.00         $     10.00
                                                      -----------        -----------         -----------         -----------
Income from investment operations# -
  Net investment income (loss)(S)                     $     (0.01)       $      0.02         $      0.07         $     (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.15              (0.54)              (0.90)              (1.01)
                                                      -----------        -----------         -----------         -----------
      Total from investment operations                $      1.14        $     (0.52)        $     (0.83)        $     (1.03)
                                                      -----------        -----------         -----------         -----------
Net asset value - end of period                       $     11.14        $      9.48         $      9.17         $      8.97
                                                      ===========        ===========         ===========         ===========
Total return(+)                                             11.50%++           (5.20%)++           (8.30)%++          (10.30)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.18%+             1.03%+              1.27%+              1.04%+
  Net investment income (loss)                              (0.24)%+            0.41%+              1.91%+             (0.47)%+
Portfolio turnover                                          1,140%                41%                 14%                312%
Net assets at end of period (000 Omitted)             $       669        $       289         $       917         $       381

 (S)Subject to reimbursement by the funds, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management, distribution and service, and extraordinary fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss                              $     (0.40)       $     (0.79)        $     (0.19)        $     (0.57)
     Ratios (to average net assets):
       Expenses##                                            9.20%+            21.26%+              7.92%+             14.58%+
       Net investment loss                                  (8.27)%+          (19.81)%+            (4.74)%+          (14.01)%+

  * For the period from the commencement of the funds' investment operations, December 29, 2000, through May 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding. ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, and MFS Multi Cap Growth Fund, (the funds) are each diversified series of MFS Series Trust X (the trust). The MFS Gemini U.K. Fund is a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Trustees.

Repurchase Agreements - The MFS Fundamental Growth Fund and MFS Multi Cap Growth Fund may enter into repurchase agreements with institutions that each of the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to each fund under each such repurchase agreement. Each fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The MFS Fundamental Growth Fund and the MFS Multi Cap Growth Fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium each fund may be required to pay in connection with a short sale. Whenever each fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the period ended May 31, 2001, the following amounts were reclassified due to differences between book and tax accounting for foreign currency transactions and the offset of net investment losses against short-term capital gains. These changes had no effect on the net assets or net asset value per share.

                                                   MFS FUNDAMENTAL   MFS GEMINI LARGE          MFS GEMINI       MFS MULTI CAP
                                                      GROWTH FU        CAP U.S. FUND            U.K. FUND        GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                       $      --          $      --           $      --           $      (767)
Accumulated undistributed net realized gain
  (loss) on investments and foreign currency
  transactions                                               (738)              --                   745                  11
Accumulated undistributed net investment income               738               --                  (745)                756

At May 31, 2001, the funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2009.

                                 TOTAL CARRYOVER
MFS Fundamental Growth Fund                                 $ --
MFS Gemini Large Cap U.S. Fund                               7,188
MFS Gemini U.K. Fund                                           836
MFS Multi Cap Growth Fund                                    6,696

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee for MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund, and MFS Multi Cap Growth Fund, is computed daily and paid monthly at an annual rate of 0.75%, 0.75%, 1.00% and 0.75% of each fund's average daily net assets, respectively.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay each fund's operating expenses, exclusive of management, distribution and service, and extraordinary fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS. At the period ended May 31, 2001 aggregate unreimbursed expenses were as follows.

MFS Fundamental Growth Fund                                $23,993
MFS Gemini Large Cap U.S. Fund                              23,957
MFS Gemini U.K. Fund                                        24,770
MFS Multi Cap Growth Fund                                   21,252

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to each fund from MFS. Certain Officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the funds.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                      0.0175%
                Next $2.5 billion                     0.0130%
                Next $2.5 billion                     0.0005%
                In excess of $7 billion               0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of the funds for the period ended May 31, 2001.

The Trustees have adopted a distribution plan for Class A shares of each fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plans provide that the funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently being waived by the funds.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended May 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                      MFS FUNDAMENTAL     MFS GEMINI LARGE           MFS GEMINI       MFS MULTI CAP
                                                          GROWTH FUND        CAP U.S. FUND            U.K. FUND         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                  $7,341,729             $412,176           $1,126,680          $1,545,388
                                                           ----------             --------           ----------          ----------
Sales                                                      $6,951,617             $113,163           $  129,274          $1,126,564
                                                           ----------             --------           ----------          ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds as computed on a federal income tax basis, are as follows:

                                                      MFS FUNDAMENTAL     MFS GEMINI LARGE           MFS GEMINI       MFS MULTI CAP
                                                          GROWTH FUND        CAP U.S. FUND            U.K. FUND         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                             $ 562,770             $295,822           $  996,571          $  424,085
                                                           ----------            --------           ----------          ----------
Gross unrealized depreciation                              $ (16,556)            $(20,874)          $ (116,872)         $  (53,506)
Gross unrealized appreciation                                 20,468               12,300               27,891              20,937
                                                           ----------            --------           ----------          ----------

  Net unrealized appreciation (depreciation)               $   3,912             $ (8,574)          $  (88,981)         $  (32,569)
                                                           =========             ========           ==========          ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 MFS FUNDAMENTAL GROWTH FUND   MFS GEMINI LARGE CAP FUND
                                 ---------------------   --------------------
                                 PERIOD ENDED MAY 31, 2001*    PERIOD ENDED MAY 31, 2001*
                                 --------------------------    --------------------------
                                  SHARES             AMOUNT      SHARES            AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                      108,722         $1,066,917      30,433        $  303,800
Shares reacquired                (48,672)          (535,213)       --              --
                                 -------         ----------     -------        ----------
    Net increase                  60,050         $  531,704      30,433        $  303,800
                                 =======         ==========     =======        ==========

Class A shares

                                       MFS GEMINI U.K. FUND     MFS MULTI CAP GROWTH FUND
                                 --------------------------    --------------------------
                                 PERIOD ENDED MAY 31, 2001*    PERIOD ENDED MAY 31, 2001*
                                 --------------------------    --------------------------
                                  SHARES             AMOUNT      SHARES            AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                      100,020         $1,000,200      43,105        $  426,259
Shares reacquired                   --               --            (618)           (5,000)
                                 -------         ----------     -------        ----------
    Net increase                 100,020         $1,000,200      42,487        $  421,259
                                 =======         ==========     =======        ==========

* For the period from the commencement of the funds' investment operations, December 29, 2000, through May 31, 2001.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings for the Fundamental Growth Fund amounted to $345 for the period ended May 31, 2001. The average dollar amount of borrowings was $9,183 and the average interest rate on these borrowings was 5.09%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the period ended May 31, 2001, the commitment fees were as follows. Other than the Fundamental Growth Fund, the funds had no significant borrowings during the period.

                                 COMMITMENT FEE
MFS Fundamental Growth Fund                              $3
MFS Gemini Large Cap U.S. Fund                            2
MFS Gemini U.K. Fund                                      4
MFS Multi Cap Growth Fund                                 2

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust X and the shareholders of MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund, and MFS Multi Cap Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund, and MFS Multi Cap Growth Fund as of May 31, 2001, and the related statements of operations, changes in net assets, and the financial highlights for the period from December 29, 2000 to May 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund and MFS Multi Cap Growth Fund at May 31, 2001, and the results of their operations, the changes in their net assets, and their financial highlights for the period from December 29, 2000 to May 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 5, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

For the period ended May 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows.

                                                                   DIVIDENDS
                                                                   RECEIVED
                                                                  DEDUCTIONS
----------------------------------------------------------------------------
MFS Fundamental Growth Fund                                          1.20%
MFS Gemini Large Cap U.S. Fund                                     100.00%

For the period ended May 31, 2001, income from foreign sources and the foreign tax credit were as follows:

                                                 INTEREST AND
                                                  DIVIDENDS       DEDUCTIONS
----------------------------------------------------------------------------
MFS Gemini U.K. Fund                               $12,253           $842

MFS(R) FUNDAMENTAL GROWTH FUND

MFS(R)GEMINI LARGE CAP U.S. FUND

MFS(R)GEMINI U.K. FUND

MFS(R) MULTI CAP GROWTH FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston,MA 02116-3741

(C)2001 MFS Investment Management.

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 INC-2XA 7/01 1M